UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2007

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-29981

(Commission File Number)

91-2027724

(IRS Employer Identification No.)

18/F Metroplaza Tower II, 223 Hing Fong Road, Kwai Chung, New Territories, Hong Kong

(Address of principal executive offices and Zip Code)

+852.3586.1383

Registrant's telephone number, including area code

Star Metro Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 15, 2007, we incorporated a new Nevada company called Biopack Environmental Solutions Inc. and subscribed for one common share in that company. On February 26, 2007, we changed our name from “Star Metro Corp.” to “Biopack Environmental Solutions Inc.” The name change was effected by merging Biopack Environmental Solutions Inc., our newly incorporated and wholly-owned subsidiary, with and into our company, with our company carrying on as the surviving corporation under the name “Biopack Environmental Solutions Inc.”

Item 7.01.	Regulation FD Disclosure

The name change became effective with NASD’s Over-the-Counter Bulletin Board at the opening of the market on February 27, 2007 under the new stock symbol “BPEV”. Our new CUSIP number is 09064K 109.

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Item 9.01.	Financial Statements and Exhibits.

99.1         Articles of Merger filed with the Secretary of State of Nevada on February 21, 2007, effective on February 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By: /s/ Ricky Chiu

Ricky Chiu

President and a Director

Dated: February 27, 2007

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